UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2006 (June 23, 2006)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of both registrants)

750 E. PRATT STREET,	BALTIMORE, MARYLAND	21202
(Address of principal executive offices)		(Zip Code)

410-783-2800
(Registrants’ telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

Mayo A. Shattuck III, Chairman, President and Chief Executive Officer of Constellation Energy, executed a Waiver and Release, dated June 23, 2006. In the Waiver and Release, Mr. Shattuck waived certain payment and benefit rights he otherwise would have in connection with the completion of Constellation Energy’s proposed merger with FPL Group, Inc. Specifically, he waived any right (a) to assert that completion of the proposed merger would accelerate the vesting of any benefits under Constellation Energy’s Senior Executive Supplemental Plan (the “Supplemental Plan”); (b) to accelerated vesting of any benefits under the Supplemental Plan as a result of changes (following completion of the proposed merger) to his compensation, executive responsibilities or positions that are contemplated by and not otherwise in breach of the employment letter agreement dated December 18, 2005, between Mr. Shattuck and Constellation Energy; (c) to a prorated payout of the maximum amount of his annual incentive award under Constellation Energy’s Executive Annual Incentive Plan, if his employment with Constellation Energy were to be terminated after completion of the proposed merger; and (d) under Constellation Energy’s 2002 Executive Long-Term Incentive Plan, to accelerated vesting of, and payment in cash upon completion of the proposed merger for, certain shares of restricted stock held by Mr. Shattuck.

The foregoing summary is qualified in its entirety by the Waiver and Release, a copy of which is filed as Exhibit 10 to the Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It. Constellation Energy and FPL intend to file a registration statement of Constellation Energy on Form S-4 containing a joint proxy statement/prospectus of Constellation Energy and FPL, which will include material relating to the meetings of shareholders to vote on the approval of matters related to the proposed transaction. Investors and security holders of Constellation Energy and FPL are urged to read the joint proxy statement/prospectus to be filed by Constellation Energy and FPL and other relevant materials when they become available because they will contain important information about Constellation Energy, FPL and the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtain free of charge from Constellation Energy, Shareholder Services, 750 East Pratt St., Baltimore, Maryland 21202, or from FPL, Shareholder Services, P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida 33408-0420.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation. Constellation Energy, FPL and their respective executive officers and directors may be deemed, under the rules of the Securities and Exchange Commission, to be participants in the solicitation of proxies from Constellation Energy’s and/or FPL’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Constellation Energy is included in its definitive proxy statement for its 2005 annual meeting filed with the Securities and Exchange Commission on April 13, 2005. Information regarding the officers and directors of FPL is included in its definitive proxy statement for its 2005 annual meetings filed with the Securities and Exchange Commission on April 5, 2005. Information regarding J. Brian Ferguson, a director of FPL elected since the date of the filing of the 2005 definitive proxy statement, can be found in FPL’s filing on Form 10-Q dated August 4, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the joint proxy statement/prospectus and other materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

Forward-Looking Statements. This filing includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding the completion of the proposed merger between Constellation Energy and FPL. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “believe,” “could,” “estimated,” “may,” “plan,” “potential,” “projection,” “target,” “outlook”) are not statements of historical facts and may be forward-looking. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, for example, the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of FPL or Constellation Energy stockholders to approve the transaction; and other specific factors discussed in documents filed with the Securities and Exchange Commission by both FPL and Constellation Energy. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Constellation Energy will file with the SEC in connection with the proposed merger. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Neither Constellation Energy nor FPL undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this filing.

ITEM 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10	Waiver and Release dated June 23, 2006 by Mayo A. Shattuck III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date: June 23, 2006	/s/ Charles A. Berardesco
Charles A. Berardesco
Associate General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10	Waiver and Release dated June 23, 2006 by Mayo A. Shattuck III